Exhibit 99.1

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Ariel Halperin and Dori Brown, and each of them, his true and lawful attorneys-in-fact to:

(1)
execute for and on behalf of the undersigned, in the undersigned’s capacity as an officer and/or director of Tene Management Investments in Kibbutzim Ltd. (the “Company”), any and all Schedules 13G and Schedules 13D, complete and execute any amendment or amendments thereto, required to be filed by the undersigned in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules thereunder;

(2)
do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13G and Schedules 13D and timely file each form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)
take any other action of any type whatsoever in connection with the foregoing which, in the opinion of either such attorney-in fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by either such attorney-in-fact on behalf of the undersigned, pursuant to this attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact, and any one of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of the Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13G or Schedules 13D with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 14th day of February.

TENE MANAGEMENT INVESTMENTS IN KIBBUTZIM LTD.

/s/ Ariel Halperin

NAME: Ariel Halperin

TITLE: Director and Authorized Signatory

/s/ Dori Brown

NAME: Dori Brown

TITLE: Director and Authorized Signatory

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Ariel Halperin and Dori Brown, and his true and lawful attorneys-in-fact to:

(1)
execute for and on behalf of the undersigned, in the undersigned’s capacity as an officer and/or director of Tenram – Fund Management Ltd. (the “Company”), any and all Schedules 13G and Schedules 13D, complete and execute any amendment or amendments thereto, required to be filed by the undersigned in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules thereunder;

(2)
do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13G and Schedules 13D and timely file each form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)
take any other action of any type whatsoever in connection with the foregoing which, in the opinion of either such attorney-in fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by either such attorney-in-fact on behalf of the undersigned, pursuant to this attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact, and any one of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of the Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13G or Schedules 13D with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 14th day of February.

TENRAM – FUND MANAGEMENT LTD.

/s/ Ariel Halperin

NAME: Ariel Halperin

TITLE:Director

/s/ Dori Brown

NAME: Dori Brown

TITLE: Authorized Signatory

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Ariel Halperin and his true and lawful attorneys-in-fact to:

(1)
execute for and on behalf of the undersigned, in the undersigned’s capacity as an officer and/or director of Tenram Ltd. (the “Company”), any and all Schedules 13G and Schedules 13D, complete and execute any amendment or amendments thereto, required to be filed by the undersigned in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules thereunder;

(2)
do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedules 13G and Schedules 13D and timely file each form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)
take any other action of any type whatsoever in connection with the foregoing which, in the opinion of either such attorney-in fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by either such attorney-in-fact on behalf of the undersigned, pursuant to this attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact, and any one of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of the Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedules 13G or Schedules 13D with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 14th day of February.

TENRAM LTD.

/s/Ariel Halperin

NAME: Ariel Halperin

TITLE: Director, Manager and Authorized Signatory